UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 10/05/2005

FASTENTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-108365

Delaware	52-2225101
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8500 Normandale Lake Boulevard

Suite 1230

Minneapolis, MN 55437

(Address of Principal Executive Offices, Including Zip Code)

(952) 921-2090

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	On October 5, 2005, Sallie F. Snyder resigned from the FastenTech, Inc. Board of Directors, effective immediately.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENTECH, INC.

Date: November 16, 2005	By:	/s/ Michael R. Elia

Michael R. Elia
Senior Vice President and Chief Financial Officer